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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported):  June 26, 2001



                               OLIN CORPORATION



            (Exact name of registrant as specified in its charter)

           Virginia                        1-1070                           13-1872319
(State or Other Jurisdiction of    (Commission File Number)        (IRS Employer Identification No.)
Incorporation)


              P.O. Box 4500, 501 Merritt 7,                           06856-4500
                  Norwalk, Connecticut                                (Zip Code)
           (Address of principal executive offices)

                                   (203) 750-3000
             (Registrant's telephone number, including area code)



                                  Not Applicable
             (Former name or former address, if changed since last report)
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Item 5.    Other Events.
           -------------

     Attached as Exhibit 99.1, and incorporated herein by reference, is a copy of the registrant's press release dated June 26, 2001, reaffirming its second quarter earnings forecast, revising expectations for the year, announcing a restructuring charge and announcing a conference call to discuss the above to be held on Tuesday, June 26, 2001 at 10:30 a.m. Eastern time.

Item 7.    Exhibits.
           ---------

     Exhibit No.                                   Exhibit
     -----------                                   -------
        99.1           Press Release, dated June 26, 2001.


                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        OLIN CORPORATION

                                        By:    /s/ Johnnie M. Jackson, Jr.
                                             ---------------------------------
                                        Name:  Johnnie M. Jackson, Jr.
                                        Title: Vice President, General
                                               Counsel and Secretary

Date:  June 26, 2001
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                                 EXHIBIT INDEX

   Exhibit No.                            Exhibit
   -----------                            -------
     99.1            Press Release, dated June 26, 2001.